EXHIBIT 10





INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Arizona Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:



We consent to the incorporation by reference in this Post-Effective Amendment No. 10 to Registration Statement No. 33-41311 of our report dated August 31, 1999 appearing in the annual report to shareholders of Merrill Lynch Arizona Municipal Bond Fund for the year ended July 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.







/s/ Deloitte & Touche LLP
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Deloitte & Touche LLP
Princeton, New Jersey
November 24, 1999